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                               The Wireless Fund



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                               Semi-Annual Report







                               September 30, 2000













Wireless Fund

Semi-Annual Report
September 30, 2000

         Dear Shareholder:

         It is a pleasure and honor to welcome you to Wireless Fund as we present our inaugural semi-annual report to shareholders. We are at the beginning of something very significant. The way people communicate is forever being changed with the means wireless communications is providing. As shareholders' of Wireless Fund it is a very exciting time to participate in one of the World's most dynamic and exciting industries. Wireless growth rates should outpace the overall World economy for many years to come as mobile devices become more and more ubiquitous in business and society.

         People will look back on this period and say it was a time of communications breakthroughs. The mobile phone and personal digital assistants have already had a profound impact on many areas of our lives. New technologies such as 3G (Third Generation) for wireless are offering wider bandwidths allowing users still further enhanced communications capabilities by transmitting voice, data and video wirelessly.

         There is no question that "the World is going Wireless", and as each new subscriber uses more minutes for voice and data, carriers will be constantly upgrading networks. The wireless space has many investment opportunities from companies that provide components to handset manufacturers, companies that make the base stations and network infrastructure to companies that make equipment for wireless local area networks and fixed wireless networks.

         As far back as October 1998, NTT Mobile Communications Network, Inc., Japan's leading mobile operator, piloted a cellular network that joined together the cell phone and motion video. This will be a standard feature on mobile devices around the globe in a short period of time.

         At the beginning of 2000 there were less than 470 million total cellular customers worldwide. In the next three years over one billion wireless users could be transferring voice, data and video wirelessly. The bottom line is that wireless communication is fundamentally changing the way we work and live.
Fund Discussion
         We are pleased to report that Wireless Fund has completed it's first six months of operation. We have focused our efforts on companies that are leaders of the wireless revolution and will continue to be. Despite the market volatility we have seen since the Fund launched, we remain focused on companies that will provide shareholder value over the long-term.

         At the end of the period Nokia (NOK) was the largest holding in the Fund at 5.50%. Nokia is the world's No. 1 mobile phone producer and one of the largest communication network providers. Nortel Networks (NT) was the Fund's second largest holding at 5.32%. Nortel has positioned itself as a key player in the 3G build-out. 3G wireless networks are creating a mobile high-speed wireless Internet that supports voice, video and data.

         As a group, semiconductors represented the largest sector of the Fund at 31.37%. Handset, broadband networks, RF base stations and wireless local loops all utilized semiconductors. As the demand for high-speed communications continues to boom, leading semiconductor companies will benefit. PMC-Sierra
(PMCS) was one of the Fund's top holdings in this area representing 4.61% of the Fund. PMC-Sierra provides highly integrated semiconductor solutions for the wireless infrastructure and communications industry.

         Software providers for a wireless Internet will be a major catalyst for revenue growth of the carriers. As end users get more advanced technologies they spend more time on their wireless devices. Carriers are pushing hard to deploy application that generate incremental revenues and reduce operating costs. Phone.com (PHCM) is one of the leading companies involved in the wireless Internet revolution that allows users to access data wirelessly. WAP or Wireless Application Protocol is a protocol for wireless Internet access that will work on all digital cellular networks. WAP was developed by Phone.com. The growth opportunity for the combined market of Phone.com /Software.com's products (wireless and wireline carriers, portal providers and cable operators) should grow form approximately 2.1 Billion addressable subscribers this year to over
3.5 Billion in 2003.  That  compares  to a market for PCs of 480 million  today.

         Going forward, we will continue to focus our efforts on companies that are the leaders of the wireless revolution. As voice, data, video and Internet technologies converge, we believe enormous opportunities will be created in the wireless arena.

Sincerely,

Jeffrey R. Provence

/s/ Jeffrey R. Provence
-----------------------
Ross C. Provence

/s/ Ross C. Provence
-----------------------
Malcolm R. Fobes III

/s/ Malcolm R. Fobes III
-----------------------

The Value of a $10,000 Investment In Wireless Fund From April 3, 2000 to September 30, 2000 As Compared To The Standard & Poor's 500 Index

Chart

9/30/00 NAV $18.84                                        Total Return*
                                                      Through 9/30/00 From
                                                      Fund Inception 4/1/00
--------------------------------------------------------------------------------
Wireless Fund                                                -5.40%
Standard & Poor's 500 Index**                                -3.23%

Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

**The S&P 500 is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

Past Performance Is No Guarantee Of Future Results



 Wireless Fund                                           Schedule of Investments
                                                  September 30, 2000 (unaudited)
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 Shares/Principal Amount                               Market Value  % of Assets
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 COMMON STOCKS

 Circuit Boards
     3,550 Flextronics*                                     291,543      0.99%
                                                          ---------
 Communications Equipment
     6,638 Network Appliance*                               845,515
    40,651 Nokia                                          1,618,418
                                                          ---------
                                                          2,463,933      8.37%
 Computer Integrated Systems Design
     3,282 Aether*                                          346,251
    13,200 Sun Micro Systems*                             1,541,100
                                                          ---------
                                                          1,887,351      6.41%
 Computer Peripheral Equipment, NEC
    25,013 Cisco Systems Inc.*                            1,381,968
     9,500 EMC Corporation*                                 941,688
                                                          ---------
                                                          2,323,656      7.89%
 Computer Programming Services
     5,684 Verisign*                                      1,187,827      4.03%
                                                          ---------
 Electronic Computers
    12,500 Palm Inc.*                                       661,719      2.25%
                                                          ---------
 Information Retreival Services
    38,700 InfoSpace*                                     1,170,675      3.98%
                                                          ---------
 Internet Services
    22,352 Exodus*                                        1,103,630
     6,000 Inktomi*                                         684,000
                                                          ---------
                                                          1,787,630      6.07%
 Prepackaged Software
     5,400 Ariba Inc,*                                      773,634      2.63%
                                                          ---------
 Radio and Television Broadcasting Equipment
    10,925 Netro*                                           647,306      2.20%
                                                          ---------
 Semiconductors and Related Services
     6,900 Analog Devices*                                  569,681
     6,178 Applied Micro Circuits*                        1,279,232
     5,280 Broadcom*                                      1,287,000
    17,700 Cypress Semiconductors*                          735,656
     6,303 Pmc Sierra*                                    1,356,721
     2,600 SDLI Inc. *                                      800,800
    23,400 Silicon Storage Technology*                      636,188
    10,200 Texas Instruments Inc.                           480,675
    23,288 Transwitch*                                    1,484,610
    16,254 Triquint Semiconductor*                          592,255
                                                          ---------
                                                          9,222,818     31.32%
 Telephone and Telegraph Apparatus
    21,662 Adc Telecommunications Inc.*                     582,505
     9,000 Alcaltel                                         565,875
     4,800 Ciena *                                          589,500
     6,470 Juniper Networks*                              1,416,526
    26,250 Nortel Networks                                1,563,515
     9,700 Phone.Com*                                     1,102,163
    13,500 Plantronics*                                     513,000
                                                          ---------
                                                          6,333,084     21.50%

 Total for Common Stock                                  28,751,176     97.62%
                                                         ==========
 Cash and Equivalents
   460,065 Firstar Treasury Fund 5.47%                      460,065      1.56%


           Total Investments                             29,211,241     99.19%
             (Identified Cost -$ 27,648,673)

           Other Assets Less Liabilities                    239,520      0.81%

           Net Assets                                    29,450,761    100.00%
                                                         ==========


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Wireless Fund
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
  September 30, 2000 (unaudited)

Assets:
  Investment Securities at Market Value                            $29,211,241
    (Identified Cost -$ 27,648,673)
  Cash                                                                 190,409
  Receivables:
    Receivable for Investment Securities Sold                        1,111,312
    Receivable for Shareholder Purchases                                51,111
    Dividends and Interest                                               2,256
                                                                   -----------
      Total Assets                                                  30,566,329
Liabilities
  Accrued Expenses                                                      46,394
  Payable for Securities Purchased                                   1,069,174
                                                                   -----------
      Total Liabilities                                              1,115,568
                                                                   -----------
Net Assets                                                         $29,450,761
Net Assets Consist of:
  Capital Paid In                                                   30,082,406
  Accumulated Undistributed Net Investment Income                     (192,506)
  Accumulated Undistributed Realized
    Gain (Loss) on Investments - Net                                (2,001,707)
  Unrealized Depreciation in Value
    of  Investments  Based on  Identified  Cost - Net                1,562,568
                                                                   -----------
Net Assets,  for 1,563,094  Shares  Outstanding                    $29,450,761
                                                                   ===========
Net Asset Value and Redemption  Price
    Per Share  ($29,450,761/1,563,094  shares)                           18.84
Offering Price Per Share                                                 18.84




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Wireless Fund
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 Statement of Operations

 For the period of April 3, 2000 (commencement of operations) through September 30, 2000 (unaudited)

Investment Income:
   Dividends                                                               728
   Interest                                                             14,070
                                                                   -----------
      Total Investment Income                                           14,798
Expenses: (Note 2)
   Management Fees                                                     207,304
                                                                   -----------
      Total Expenses                                                   207,304

Net Investment Income                                                 (192,506)

Realized and Unrealized Gain (Loss) on Investments:
   Realized Gain (Loss) on Investments                              (2,001,707)
   Unrealized Appreciation (Depreciation) on Investments             1,562,568
                                                                   -----------
Net Realized and Unrealized Gain (Loss) on Investments                (439,139)

Net Increase (Decrease) in Net Assets from Operations                 (631,645)





--------------------------------------------------------------------------------
Wireless Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets (unaudited)
                                                                        4/03/00
                                                                          to
                                                                        9/30/00
From Operations:
     Net Investment Income                                             (192,506)
     Net Realized Gain (Loss) on Investments                         (2,001,707)
     Net Unrealized Appreciation (Depreciation)                       1,562,568
                                                                   -------------
     Increase (Decrease) in Net Assets from Operations                 (631,645)
From Capital Share Transactions:
     Proceeds From Sale of Shares                                    38,245,973
     Shares Issued on Reinvestment of Dividends                               0
     Cost of Shares Redeemed                                         (8,263,567)
                                                                   -------------
Net Increase from Shareholder Activity                               29,982,406

Net Increase  in Net Assets                                          29,350,761

Net Assets at Beginning of Period                                       100,000
Net Assets at End of Period                                          29,450,761
                                                                   ============

Share Transactions:
     Issued                                                           1,984,438
     Reinvested                                                               -
     Redeemed                                                          (426,344)
                                                                   -------------
Net increase (decrease) in shares                                     1,558,094
Shares outstanding beginning of period                                    5,000
                                                                   -------------
Shares outstanding end of period                                      1,563,094
                                                                   =============
*commencement of operations




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Wireless Fund
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Financial Highlights (unaudited)
Selected data for a share outstanding throughout the period:           4/03/00**
                                                                          to
                                                                       9/30/00
Net Asset Value -
     Beginning of Period                                                  20.00
Net Investment Income                                                     (0.35)
Net Gains or Losses on Securities
     (realized and unrealized)                                            (0.81)
                                                                           ----
Total from Investment Operations                                          (1.16)
Net Asset Value -
     End of Period                                                        18.84
Total Return                                                              -5.80%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)                                   29,451

Ratio of Expenses to Average Net Assets *                                  1.93%
Ratio of Net Income to Average Net Assets *                               -1.79%
Portfolio Turnover Rate *                                                199.36%

* Annualized
** commencement of operations.



================================================================================
WIRELESS FUND
================================================================================
                                                   NOTES TO FINANCIAL STATEMENTS
                                                  SEPTEMBER 30, 2000 (UNAUDITED)



  1.)SIGNIFICANT ACCOUNTING POLICIES
     Wireless Fund Trust is an open-end management investment company. The Trust was organized in Massachusetts as a business trust and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, there is only one series authorized by the Trust, which series has been designated as Wireless Fund (the "Fund"). The Fund's primary investment objective is to seek long-term growth of capital. Significant accounting policies of the Fund are presented below:

     SECURITY VALUATION:
     The Fund, under normal market conditions, invests a least 65% of its assets in the securities of companies engaged in the development, production, or distribution of wireless related products or services. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Trustees.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

     SECURITY TRANSACTION TIMING:
     Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     INCOME TAXES:
     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

     ESTIMATES:
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


  2.)INVESTMENT ADVISORY AGREEMENT
     The Fund has entered into an investment advisory agreement with Value Trend Capital Management, LP. and a sub-advisory agreement with Berkshire Capital Holdings, Inc. The Fund is authorized to pay the Adviser a fee equal to an annual average rate of 1.95% for investment adviser services. As a result of the above calculation, for the period of April 3, 2000 (commencement of operations) through September 30, 2000, the advisor and sub-advisor received management fees totaling $207,304.

  3.)RELATED PARTY TRANSACTIONS
     Control persons of Value Trend Capital Management, LP. (the "Advisor") also serve as directors of the Company. These individuals receive benefits from the Advisor resulting from management fees paid to the Advisor of the Fund.

  4.)CAPITAL STOCK
     The Trust is authorized to issue an unlimited number of shares without par value. Paid in capital at September 30, 2000 was $30,082,406 representing 1,563,094.071 shares outstanding.

  5.)PURCHASES AND SALES OF SECURITIES
     During the six months ending September 30, 2000, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $38,226,326 and $8,195,031 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0 respectively.

  6.)SECURITY TRANSACTIONS
     For Federal income tax purposes, the cost of investments owned at September 30, 2000 was the same as identified cost. At September 30, 2000, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

  Appreciation          (Depreciation)          Net Appreciation (Appreciation)
    4,102,433             (2,539,865)                      1,562,568








================================================================================
WIRELESS FUND
================================================================================





                               Board of Trustees
                              Thomas H. Addis III
                             George Cossolias, CPA
                               Bradley J. DeHaven
                              Jeffrey R. Provence
                                Ross C. Provence

                               Investment Adviser
                       Value Trend Capital Management, LP
                            411 West Madison Avenue
                               El Cajon, CA 92020

                                  Sub-Adviser
                        Berkshire Capital Holdings, Inc.
                          475 Milan Drive, Suite #103
                               San Jose, CA 95134

                             Dividend Paying Agent,
                         Shareholders' Servicing Agent,
                                 Transfer Agent
                          Mutual Shareholder Services
                          1301 E. 9th St., Suite 1005
                             Cleveland, Ohio 44114

                                   Custodian
                                Firstar Bank, NA
                               425 Walnut Street
                                 P.O. Box 1118
                              Cincinnati, OH 45201

                              Independent Auditors
                        McCurdy & Associates CPA's, Inc.
                                27955 Clemens Rd
                              Westlake, Ohio 44145